[Subject to review and revision by the Company]

Exhibit A

List of Spok Holdings, Inc., Participants (as of January 1, 2016)

Name	Title
Executives
KELLY, VINCE	CEO*
GOEL, HEMANT	PRESIDENT
ENDSLEY, SHAWN	CFO
SAINE, THOMAS	CIO
CULP, BONNIE	EVP, Human Resources
***	***
***	***
***	***

Senior Vice Presidents
***	***

Division Vice Presidents
***	***
***	***

Vice Presidents
***	***
***	***
***	***
***	***
***	***

Other Key Management
***	***
***	***
***	***
***	***
***	***

*The Chief Executive Officer participates in the Plan pursuant to his employment agreement.

**** Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

[Subject to review and revision by the Company]

Exhibit B

Performance Goals

2016-2018 Performance Period

Revenue 50% [1]	Operating Cash Flow 50% [1]		
	Consolidated Revenue	Consolidated OCF	Severance [2]	Adjusted OCF
2016	$******	$******	$******	$******
2017	******	******	******	******
2018	******	******	******	******
Cumulative Total	$******	$******	$******	$******

Minimum 2018 Performance Goals [3]

Consolidated Revenue Greater Than	$******	Adjusted Operating Cash Flow Greater Than	$******

Grants made under the 2015 LTIP in 2016 will vest on December 31, 2018 only if:
(1) either of the minimum 2018 Consolidated Revenue and 2018 Adjusted Operating Cash Flow goals are met, and
(2) either one or both of the Cumulative Consolidated Revenue Goal and the Cumulative Adjusted OCF Goal is/are met.
The level of payment is based on whether one or both of the Cumulative Consolidated Revenue Goal or Cumulative Adjusted OCF Goal is met, with each such goal afforded equal weight. For example, if both cumulative goals are met, payment is at 100%. If only one of the cumulative performance goals is met, then payment is at 50%.

The performance goals are as follows:

Cumulative Consolidated Revenue Exceeds	$******
Cumulative Adjusted OCF Exceeds	$******
2018 Consolidated Revenue Exceeds	$******
2018 Operating Cash Flow Exceeds	$******

[1] Excludes the impact of any fair value write down of deferred revenue as a result of purchase accounting and expenses incurred in connection with acquisition due diligence or related activities.

[2] Severance and restructuring expenses are excluded from the calculation of adjusted OCF.

[3] **

**** Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.